

# SAFE HARBOR FINANCIAL

*The Leading Financial Services Platform for the US Cannabis Industry*

October 2022

**Nasdaq:** SHFS

# Disclaimers

## NOTICE TO RECIPIENTS

This confidential presentation (this "Presentation") has been prepared solely for general informational purposes by SHF Holdings, Inc. (the "Company," "we," "us" or "our"). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of the Company.

Investment in any securities of the Company has not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has any authority passed upon or endorsed the merits of an investment in the Company or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company's securities are not and will not be deposits of any insured financial institution and are not insured by the National Credit Union Share Insurance Fund.

This Presentation is neither an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful. The Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment. The information contained herein does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire. The Company has not authorized any other person to provide information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity.

## CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Company's services, the Company's growth prospects and the Company's market size, the Company's projected financial and operational performance, including relative to its competitors, new product and service offerings the Company may introduce in the future, the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction, the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company's securities, the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of the Company, the effect of the announcement or pendency of the proposed business combination on the Company's business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company following the business combination, the ability to maintain the listing of the Company's securities on the Nasdaq Capital Market, the price of the Company's securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business and changes in the Company's capital structure, the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and other statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to risk factors disclosed in the Company's reports filed with the SEC from time to time, , the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk of an economic downturn or recession in the Company's market areas; (ii) the risk that the Company is not able to transition or expand its business operations as planned;; (iii) the outcome of any legal proceedings that may be instituted against the Company related to the business combination; (iv) the ability to maintain the listing of the Company's securities on Nasdaq Capital Market; (v) that the trading prices of the Company's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business; (vi) the impact of dilution resulting from exercises of the Company's outstanding warrants or conversion of the Company's outstanding convertible preferred stock and changes in the Company's capital structure; (viii) the Company's ability to implement its business plans, forecasts, and other expectations and realize additional opportunities; (ix) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Company's operations; (x) the risk that the Company's and its current and future collaborators are unable to successfully develop and commercialize the Company's products or services, or experience significant delays in doing so; (xi) the risk that the Company may not achieve or sustain profitability; (xii) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xiii) the risk that the Company experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company or the date of such information in the case of information from persons other than the Company, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Company's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

# Disclaimers

## HISTORICAL FINANCIAL INFORMATION OF SAFE HARBOR FINANCIAL

The historical financial information regarding the Company contained in this Presentation relating to the target company acquired in the business combination, SHF, LLC d/b/a Safe Harbor Financial (the "Target"), has been taken from or prepared based on historical financial statements of the Target. The Target was the result of carved-out operations of Partner Colorado Credit Union ("PCCU"). The predecessor to the Target, Eagle Legacy Services, PLLC d/b/a Safe Harbor Services ("SHS"), was established as a limited liability company, acting as a credit union service organization in accordance with applicable laws, in order to provide financial, lending and operational services primarily to the cannabis industry and cannabis related businesses, and was a wholly owned subsidiary of PCCU. The historical financial information for the Target included in this Presentation include the results of SHS as well as the results of certain attributable to certain credit union branches of PCCU.

## USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's or the Target's control. While all financial, operational, industry and market projections, estimates and targets are necessarily speculative, the Company believes that the presentation of prospective financial, operational, industry and market information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. These projections, estimates and targets are subject to a broad range of significant risks and uncertainties that could cause actual results to differ materially and adversely from those contained in the projections, estimates and targets, including the risks and uncertainties described above under "Cautionary Statement Regarding Forward-Looking Statements." The inclusion of any projections, estimates and targets in this Presentation is not an indication that the Company or any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors considered or consider such projections, estimates and targets to be a reliable prediction of future events.

## NON-GAAP FINANCIAL MEASURES

This Presentation includes certain non-GAAP financial measures such as Adjusted EBITDA. Management of the Company has included the non-GAAP measures to demonstrate certain metrics that are valuable in evaluating historical and prospective results of operations. All non-GAAP data in the presentation are indicated by footnotes. Tables showing the reconciliation between GAAP and non-GAAP measures are available at the end of this presentation. Adjusted EBITDA is a non-GAAP financial measure that we calculate as net profit/loss before taxes and depreciation and amortization expense in the case of EBITDA and further adjusted to exclude non-cash, unusual and/or infrequent costs in the case of Adjusted EBITDA.

## INDUSTRY AND MARKET DATA

This Presentation contains certain information concerning the Company's services and industry, including market size and anticipated growth rates, that are based on industry surveys and publications or other publicly available information, and the Company's internal sources. This information involves many assumptions and limitations. Accordingly, there can be no guarantee as to the accuracy or reliability of such assumptions. You are cautioned not to give undue weight to this information. No representations are made as to the reasonableness of the assumptions made in such information, the accuracy or completeness of any projections or modeling in such information, or the accuracy or completeness of any other information contained herein. Any data or information about past performance contained herein are not an indication as to future performance. Neither the Company nor any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors have independently verified the accuracy or completeness of such third-party information. In addition, projections, assumptions, estimates, targets and trends of the future performance of the industry in which the Company operates, and its future performance, are necessarily subject to uncertainty and risks, including those described above. These and other factors could cause the actual results to differ materially and adversely from any projections, assumptions, estimates, targets and trends described in such third-party information. Neither the Company nor any its affiliates, control persons, officers, directors, managers, employees, representatives or advisors assume any obligation to update the information included in this Presentation.

**Note: Safe Harbor Financial is not an insured financial institution and all banking activities described in this Presentation will be conducted through contractual relationships with insured financial institutions**



*Despite rapid growth of the cannabis industry, cannabis related businesses (CRBs) have limited access to reliable banking and financing solutions.*

---

*Safe Harbor Financial's mission is to be the trusted, full-service provider of access to compliant banking services to CRBs.*

# Safe Harbor Financial's Overview

Safe Harbor Financial is a financial services technology firm that serves the regulated cannabis industry and implements the highest standard of accountability, transparency, monitoring, reporting and risk mitigation measures while meeting BSA obligations in-line with FinCEN guidance on cannabis related businesses.

**8**
Years of Cannabis Financial Services Experience

**30**
States of Operation

**$14B+**
Total Cannabis Funds Processed

**16**
Passed State and Federal Exams

**300M**
Per Month in CRB Deposits Onboarded

**700+**
Accounts in Portfolio



700+ Accounts
10 Accounts
2015
2021

*SHF relationships continue to grow at a rate of 15+ new accounts onboard per month

Note: Cannabis Funds Processed includes SHF's predecessor

# SHF Presents a Compelling Investment Opportunity

Untapped Market Opportunity in a Rapidly Growing Sector + Strong Growth Profile + High Margins + Strong Cash Flow Conversion

**Key Operating Advantages**

01 NASDAQ listed publicly traded company with exposure to the large and growing cannabis industry

02 Ramp-up of new CRB and ancillary accounts onboarded per month driven by scaling of the business model

03 Scalability of proprietary lending platform and account onboarding and compliance related services drives additional margin expansion

04 Ongoing growth in the cannabis sector provides SHF the ability to charge onboarding fees

05 SHF benefits from exemption from IRS Code 280E which imposes tax rates on CRBs 80%+ in some cases

# Pioneering the Cannabis Financial Services Industry Since 2015

Safe Harbor Financial has built the industry standard cannabis banking technology platform with over $14 billion processed in cannabis related funds, while concurrently maintaining compliance through rigorous state and federal examinations.


2015
Initial development of program
Test launch
2016
National Education
Cashless ATM Service
2017
Regulator Education
Out-of-State Accounts
FinTech System
Launch CUSO[1]
2018
Multi-State Operator Accounts
Internal Automation
Canadian Relationships Established
2019
Payment Processing
Expanded BSA Focus
2020
Treasury and Custodial Accounts
Cannabis Lending Program Established
2021
Sundie Seefried (CEO) and Team to lead SHF Full-Time
2022
Separated SHF from Credit Union and went public on NASDAQ

1. Launch of CUSO through Partner Colorado Credit Union and involved SHF's predecessor

# Nationally Recognized CEO and Industry Thought-Leader



**Sundie Seefried**
Chief Executive Officer


THE CEO PUBLICATION
RECOGNIZES
Sundie Seefried
CEO of Partner Colorado Credit Union
AS TOP 20
DYNAMIC CEOs 2020
IN THE UNITED STATES


NAVIGATING SAFE HARBOR
CANNABIS BANKING IN A TIME OF UNCERTAINTY
Sundie Seefried

*"A pioneering program for marijuana-related businesses in Colorado that is providing banking services to the industry while keeping our communities safer."*

***- Congressman Ed Perlmutter, Colorado***

The New York Times

Where Pot Entrepreneurs Go When the Banks Just Say No - The New York Times (nytimes.com)

*"But in three years it has established itself, entirely through word of mouth, as the marijuana industry's biggest banker. These clients deposited $931 million in 2017. No other United States bank or credit union has probably taken as much."*


LAW360 EXPLORES
LEGALIZATION
BANKING

How A Cottage Industry Filled The Cannabis Banking Gap - Law360

*"The requirements that we have to go through at this point in time to know that money, know that business and know those owners will never change," Seefried said. "So that is a heavy burden that we will continue to have to carry even after the SAFE Act."*

THE CEO PUBLICATION

Fueling the Fire of Success | Sundie Seefried – THE CEO PUBLICATION

*"Opportunity lays where others don't or won't do something even though a demand exists," Seefried says. "In addition, one must be in sync with fundamental drives and motivations. As a Credit Union leader, it was important to serve the community and benefit our members."*

Note: SHF has no affiliation with the third parties referenced in this Presentation.

# Rapidly Growing and Fragmented Market

Cannabis-related businesses are quickly scaling and require a safe commercial banking solution.

**70,000+ CRBs**
Within Existing Cannabis Market

**37 States**
With Medical Marijuana Programs

**21 States**
Fully Legalized

**9 States**
Approved Adult Use Since November 2020

**$45B+ Sales**
Expected by 2025

## US Cannabis Retail Sales Estimates (2020 – 2025)[1]



Medical: 14% CAGR
Adult-Use: 20% CAGR
$20B
$26B
$32B
$37B
$42B
$46B
2020
2021
2022
2023
2024
2025

1. Medical and adult use
Source: Wall Street analysis and industry reports

## Estimated Number of US Cannabis-Related Businesses in 2021



60,200 – 73,550
Industry Total
Testing Labs
~375
Producers / Processors
~2,550
Vertically Integrated
~3,000
Product Manufacturers
~3,000
Medical Dispensaries & Adult-Use Retail
~8,000
Wholesale Cultivators
~10,000
Plant-Touching CRBs
Ancillary Services

# Uniquely Positioned to Capture National Market Share

Safe Harbor Financial has established continued growth which will be further compounded by geographic expansion and industry growth.

**Safe Harbor Financial's presence in legalized medical and recreational states has led to significant deposit growth to the deposits at client financial institutions**



<$1M
<$1M
<$1M
<$1M
<$1M
$12.9M
$20M
<$1M
$44M
$135M
<$1M
<$1M
$7.5M
<$1M
$40.5M
<$1M
$1M
$2.1B
$237M
<$1M
$46M
<$1M
<$1M
$5M
$9M
$15M
<$1M
<$1M
$19M
$10M

SHF Onboarded Deposits through October 2022

Additional Legalized[1]

## Stage 1

SHF realized the need for cannabis banking early on

## Stage 2

New states begin to legalize cannabis

Existing legalized states see continued growth in CRBs

## Stage 3

Rapid growth in number of CRBs nationwide drives increased demand for cannabis banking solutions

## Stage 4

As the sector matures and the addressable market expands, CRB operators will demand structured and compliant solutions

**Safe Harbor Financial has laid the foundation to become the leading provider of access to financial services focused on the cannabis industry**

# High Barriers of Entry – Safe Harbor Financial’s Advantage

## Legal Environment

An evolving legal environment at the federal level poses a challenge to new entrants. Without an established system of measures and protocols in place, competitors are at a severe disadvantage.

## Regulatory Pressure

The uncertain legal environment paired with high levels of scrutiny faced by the cannabis industry causes most financial institutions to shy away from the industry.


SAFE
HARBOR
FINANCIAL

## Complexity of Business

The complex nature of cannabis business models demands significant hands-on resources by institutions.

## BSA/AML Regulation

Most institutions are unwilling to take on the risk of steep BSA penalties for non-compliance, and those that do require a great deal of trust, training and resources to meet standards and monitor activity.

# Methodical Growth

Safe Harbor Financial has strong customer deposit growth which will be further fueled by expanding relationships with our client financial institutions.

## Annual Cannabis-Related Business Deposits Onboarded by SHF



($ in millions)
69% CAGR
$153
$611
$933
$1,280
$2,534
$3,034
$3,602
2015
2016
2017
2018
2019
2020
2021

- ✓ Diverse client mix of multi-state and single-state operators
- ✓ Customer retention rate of 83.4% in 2021
- ✓ No customer accounted for more than 2% of deposit fee income
- ✓ Little to no historical marketing expense for customer acquisition

# Continuing to Build the Cannabis Financial Services Ecosystem

With existing and upcoming CRBs lacking access to a full-suite of financial service solutions, Safe Harbor Financial is strategically positioned to expand its base of onboarded CRB accounts, increase service offerings, and capture additional market share.

**Safe Harbor Financial's Full Solutions Capabilities Will Continue To Attract Sticky Long-Term Customers**



Checking and Saving Bank Accounts
Cash Management
FX Services
Commercial Mortgages
Business Loans
Payment Systems
Debit Card
Real Estate & Mortgages
Mobile / Online Banking Access
SAFE HARBOR FINANCIAL

**Additional Capabilities**

- Commercial Lending
- Courier Services
- Remote Deposit Services,
- ACH
- Wire Payments
- Savings and Investment Options

# The Cannabis Lending Opportunity

Leveraging its growing managed deposit base, Safe Harbor Financial is capable of providing growth capital to CRBs at better rates than other industry participants while still maintaining similar net interest spreads.

# Commercial Lending Opportunity in the Cannabis Industry

Safe Harbor Financial is one of the first providers of debt at commercial lending rates establishing long-term market share of operators while maintaining compelling yields.

## Current Lending Environment

- Raises equity or high yield debt to deploy loans
- Origination team requiring active outreach and learning each new client

**Typical Rate:**
**18-36% over 2-3 years**

## Safe Harbor Financial

- Loans off of managed deposit account balances
- Loan to existing customer accounts with history of financial data as well as onboard new accounts

**Typical Rate:**
**8-14% over 2-3 years**

**Safe Harbor Financial is uniquely positioned to capture significant market share with industry leading lending rates**

Source: Wall Street analysis and industry reports

# Safe Harbor Financial Lending Program Playbook

## Loan Pipeline

700+ Existing Safe Harbor Financial Customers + New Customers from Business Development + Robust Third-Party Origination = Industry Leading Loan Origination Portfolio

## Underwriting

BSA onboarding procedures intentionally designed around commercial underwriting process = Safe Harbor Financial's Proprietary Credit Score + Commercial lending supported by in-house commercial lending team + established third party underwriting

## Security / Collateral

| 01 | 02 | 03 | 04 |
|---|---|---|---|
| Real estate | Equipment | Licenses (when able) | Receivables |

# Growth Strategies

## 01 Organic Growth of Current SHF Customers

- Deposits at PCCU have grown at approximately 69% CAGR since 2015 and have a customer retention rate of approximately 83%
- Customer revenue growth will lead to larger deposits and transactions which increases deposit fee income and lending capacity
- Expand additional service offerings to existing clients

## 02 New Customers in Existing Legal Markets

- Leverage existing position as a leader of financial services in the 20 states in which Safe Harbor Financial currently services to expand customer base
- Historically growth has been driven primarily by word of mouth; plan to increase marketing and awareness significantly

## 03 New Medical and Recreational Cannabis Markets

- As existing customers expand into new cannabis markets, expect them to remain Safe Harbor Financial customers
- Ability to service customers across all legal medical and recreational cannabis markets enables new operators to become Safe Harbor Financial clients

## 04 Lending to Current and New Customers

- Existing customer base of approximately 700 CRB's provides an immediate pipeline of lending opportunities for client growth and expansion projects
- Expect innate low cost of capital to result in winning competitive loan mandates with new and prospective customers given the high interest rates currently offered to CRBs

## 05 M&A Opportunities

- M&A strategy will initially focus on opportunities to expand deposit base, increase lending capacity and complement technology platform
- As a leading provider of financial services to CRB's, well positioned to consolidate additional financial service provider's client bases and other offerings in the value chain



**Visit Us:**
[SHFinancial.org](SHFinancial.org)

**Investor Contact:**
investor@SHFinancial.org

SAFE HARBOR FINANCIAL

# Thank You

**Nasdaq:** SHFS